SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 24, 2004

                                    CALIFORNIA SERVICE STATIONS, INC.
                       (formerly MENDECINO PARTNERS, INC.)

             (Exact name of registrant as specified in its charter)


                                    Delaware

                 (State or other jurisdiction of incorporation)


         0-27613                                                 33-0619524
(Commission File Number)                      (IRS Employer Identification No.)


 24351 Pasto Road, Suite B, Dana Point, California                       92629
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (949) 489-2400
         CIK Number 0001090448

Item 8.01.    Other Events.

          Vincent Sammarro has been elected to the Board of Directors and as President of the Registrant effective May 24, 2004.

         The following information is provided with respect to Mr. Smmarro.

          Vincent Sammarro, age 35, has been President and a Director since May, 2004. He was owner of V & S Construction Co., Inc. in Westchester County, New York from 1992 to May 2004. V & S is a general building contractor engaged in commercial and residential construction, with an emphasis on renovation and construction of gasoline stations. Clients included Mobile, Shell, Texaco and Exxon. In 1994 he received an award from Mobil Oil Corporation for Total Quality Management 1994. From 1988 to 1992 he was Project Manager for Rusal
Construction. Mr. Sammarro attended New York University and received a bachelor's degree from SUNY Empire State College.


Item 9.01.  Financial Statements and Exhibits

          10.3. Employemnt Agreement with Mr. Sammarro. Incorporated by reference to such exhibit as filed with the Registrant's Annual Report on Form 10-KSB for the year ended June 30, 2004.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 2, 2004

                                               CALIFORNIA SERVICE STATIONS, INC.



                                                    By: /s/ Vincent Sammarro
                                                           Vincent Sammarro
                                                           President